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EX-99.906CERT

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Michael F. Holland, Chief Executive Officer and Chief Financial Officer of the Holland Series Fund, Inc. (the "Fund"), certify that:

1. This Form N-CSR filing for the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


By:     /s/ Michael F. Holland
        ----------------------
        Michael F. Holland
        Principal Executive Officer and Principal Financial Officer


Date:   June 2, 2005